                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.1






                       Nexstar Finance Holdings, L.L.C.

                        Nexstar Finance Holdings, Inc.

                             Nexstar Equity Corp.

                                  as Issuers


                      Nexstar Broadcasting Group, L.L.C.

                                 as Guarantor


                                  $36,988,000

                          36,988 Units Consisting of
                    16% Senior Discount Notes due 2009 and
           one share of Class B Common Stock of Nexstar Equity Corp.


                              Purchase Agreement

                           dated as of May 14, 2001




                        Banc of America Securities LLC
                             Barclays Capital Inc.

                               Table of Contents

SECTION 1.     Representations and Warranties..........................................................      2
  (a)   No Registration Required.......................................................................      2
  (b)   No Integration of Offerings or General Solicitation............................................      3
  (c)   Eligibility for Resale under Rule 144A.........................................................      3
  (d)   The Offering Memorandum........................................................................      3
  (e)   The Purchase Agreement.........................................................................      3
  (f)   The Registration Rights Agreement..............................................................      3
  (g)   The Investor Rights Agreement..................................................................      4
  (h)   The Limited Liability Company Agreement........................................................      4
  (i)   Authorization of the Units.....................................................................      4
  (j)   Authorization of the Common Shares.............................................................      4
  (k)   Authorization of Class D Interests.............................................................      4
  (l)   Authorization of the Notes, the Guarantee and the Exchange Notes...............................      5
  (m)   Authorization of the Indenture.................................................................      5
  (n)   Authorization of the Unit Agreement............................................................      5
  (o)   Description of the Securities and the Indenture................................................      6
  (p)   No Material Adverse Change.....................................................................      6
  (q)   Independent Accountants........................................................................      6
  (r)   Preparation of the Financial Statements........................................................      6
  (s)   Incorporation and Good Standing of the Issuers and their Respective Subsidiaries...............      7
  (t)   Capitalization and Other Capital Stock Matters.................................................      7
  (U)   Assets, Liabilities and Business Activities of Newco...........................................      7
  (v)   Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.....      8
  (w)   No Material Actions or Proceedings.............................................................      8
  (x)   Intellectual Property Rights...................................................................      9
  (y)   All Necessary Permits, etc.....................................................................      9
  (z)   FCC Licenses...................................................................................      9
  (aa)  Condition of Stations..........................................................................     10
  (bb)    Title to Properties..........................................................................     10
  (cc)  Tax Law Compliance.............................................................................     10
  (dd)    Issuers Not an "Investment Company"..........................................................     10
  (ee)  Insurance......................................................................................     11
  (ff)  No Price Stabilization or Manipulation.........................................................     11
  (gg)    Company's Accounting System..................................................................     11
  (hh)    ERISA Compliance.............................................................................     12
SECTION 2.     Purchase, Sale and Delivery of the Units................................................     12
  (a)   The Units......................................................................................     12
  (b)   The Closing Date...............................................................................     12
  (c)   Delivery of the Units..........................................................................     13
  (d)   Delivery of Offering Memorandum to the Initial Purchasers......................................     13
  (E)   Initial Purchaser as Qualified Purchaser.......................................................     13
  (f)   Resale of Securities...........................................................................     13
SECTION 3.     Additional Covenants....................................................................     14
  (a)   Initial Purchasers' Review of Proposed Amendments and Supplements..............................     14
  (b)   Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters.........     14
  (c)   Copies of the Offering Memorandum..............................................................     15
  (d)   Blue Sky Compliance............................................................................     15
  (e)   Use of Proceeds................................................................................     15
  (f)   The Depositary.................................................................................     15
  (g)   Additional Issuer Information..................................................................     15
  (h)   Future Reports to the Initial Purchasers.......................................................     15
  (i)   No Integration.................................................................................     16

  (j)   Legended Securities.......................................................................      16
  (k)   PORTAL....................................................................................      16
SECTION 4.     Payment of Expenses................................................................      16
SECTION 5.     Conditions of the Obligations of the Initial Purchasers............................      17
  (a)   Accountants' Comfort Letter...............................................................      17
  (b)   No Material Adverse Change or Ratings Agency Change.......................................      17
  (c)   Financial Information.....................................................................      17
  (d)   Reorganization............................................................................      18
  (e)   Opinion of Counsel for the Issuers........................................................      18
  (f)   Opinion of Regulatory Counsel for the Company.............................................      18
  (g)   Opinion of Counsel for the Initial Purchasers.............................................      18
  (h)   Officers' Certificate.....................................................................      18
  (i)   PORTAL Listing............................................................................      18
  (j)   Registration Rights Agreement.............................................................      18
  (k)   Indenture.................................................................................      19
  (l)   Unit Agreement............................................................................      19
  (m)   Investor Rights Agreement.................................................................      19
  (n)   Limited Liability Company Agreement.......................................................      19
  (o)   Additional Documents......................................................................      19
  (p)   Execution by Newco........................................................................      19
SECTION 6.     Reimbursement of Initial Purchasers' Expenses......................................      19
SECTION 7.     Offer, Sale and Resale Procedures..................................................      20
SECTION 8.     Indemnification....................................................................      21
  (a)   Indemnification of the Initial Purchaser..................................................      21
  (b)   Indemnification of the Issuers, their Directors and Officers..............................      22
  (c)   Notifications and Other Indemnification Procedures........................................      22
  (d)   Settlements...............................................................................      23
SECTION 9.     Contribution.......................................................................      23
SECTION 10.    Termination of this Agreement......................................................      24
SECTION 11.    Representations and Indemnities to Survive Delivery................................      25
SECTION 12.    Notices............................................................................      25
SECTION 13.    Successors.........................................................................      26
SECTION 14.    Partial Unenforceability...........................................................      26
SECTION 15.    Governing Law Provisions...........................................................      26
SECTION 16.    Consent to Jurisdiction............................................................      26
SECTION 17.    Default of One or More of the Several Initial Purchasers...........................      26
SECTION 18.    General Provisions.................................................................      27
SECTION 19.    Supercedes Prior Purchase Agreement................................................      27

                                                                    EXHIBIT 10.1

                               Purchase Agreement




                                                                    May 14, 2001


BANC OF AMERICA SECURITIES LLC
BARCLAYS CAPITAL INC.
c/o BANC OF AMERICA SECURITIES LLC
9 West 57/th/ Street, 31/st/ Floor
New York, New York  10019


Ladies and Gentlemen:

                  Nexstar Finance Holdings, L.L.C., a Delaware limited liability company, and Nexstar Finance Holdings, Inc., a Delaware corporation (together, the "Company"), and Nexstar Equity Corp., a Delaware corporation ("Newco"),
     -------                                                       -----
propose to issue and sell to the several Initial Purchasers named in Schedule I
                                                                     ----------
(the "Initial Purchasers"), acting severally and not jointly, the respective
      ------------------
amounts of units (the "Units"), set forth in such Schedule I, each Unit
                       -----                      ----------
consisting of $1,000 in principal amount at maturity of the Company's 16% Senior Discount Notes due 2009 (the "Notes") and one share (collectively, the "Common
                              -----                                     ------
Shares") of Class B common stock of Newco, par value $0.01 per share (the
------
"Common Stock"). On the Closing Date (as defined below), the sole asset of Newco
 ------------
will be securities representing 1.0% of the equity interests (the "Class D
                                                                   -------
Interests") in Nexstar Broadcasting Group, L.L.C. ("Nexstar"), calculated on a
---------                                           -------
fully-diluted basis.


                  The Units will be issued pursuant to a unit agreement, dated as of May 17, 2001 (the "Unit Agreement"), among the Company, the Guarantor,
                         --------------
Newco and United States Trust Company of New York, as unit agent (the "Unit
                                                                       ----
Agent"). Units issued in book-entry form will be issued in the name of Cede &
----
Co., as nominee of the Depositary. The Notes will be issued pursuant to an indenture, to be dated as of May 17, 2001 (the "Indenture"), among the Company,
                                                ---------
the Guarantor (as defined below), Bastet Broadcasting, Inc. ("Bastet"), Mission
                                                              ------
Broadcasting of Wichita Falls, Inc. ("Mission") and United States Trust Company
                                      -------
of New York, as trustee (the "Trustee"). Notes issued in book-entry form will be
                              -------
issued in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary").
      ----------
                  The holders of the Notes will be entitled to the benefits of a registration rights agreement, dated as of May 17, 2001 (the "Registration
                                                              ------------
Rights Agreement"), among the Company and the Initial Purchasers, pursuant to
----------------
which the Company will agree to file, within 30 days after the consummation of the Reorganization (as defined in the Indenture), a registration statement with the Commission registering the Exchange Notes (as defined below) under the Securities Act. The payment of principal, premium and Liquidated Damages (as defined in the Indenture), if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis by Nexstar Broadcasting Group, L.L.C. (the "Guarantor"), pursuant to its guaranty (the "Guarantee"). The
                    ---------                                   ---------
relative rights, power and duties of Newco and the other members of Nexstar Broadcasting Group, L.L.C. ("Nexstar") will be set forth in the third amended and restated limited liability company agreement, dated as of May 17, 2001 (the "Limited Liability Company Agreement"). The Class D Interests will be issued to
 -----------------------------------
Newco for the benefit of the holders of the Common Shares. The holders of the Common Shares will be entitled to the benefits of the third amended and restated investor rights agreement, dated as of May 17, 2001 (the "Investor Rights
                                                          ---------------
Agreement"), among Nexstar and Newco, pursuant to which the holders will be
---------
entitled to receive certain tag-along rights and piggyback registration rights and will be subject to certain drag-along rights with respect to Newco's Class D Interests in Nexstar. Newco, the Company and the Guarantor are each individually referred to herein as an "Issuer" and are collectively referred to herein as the "Issuers". The Units, the Notes, the
                                        -------
Guarantee and the Common Shares are collectively referred to herein as the "Securities".
 ----------

                  The Issuers understand that the Initial Purchasers propose to make an offering of the Units on the terms and in the manner set forth herein and to be set forth in the Offering Memorandum (as defined below) and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Units to purchasers (the "Subsequent Purchasers") at any
                                                  ---------------------
time after the date of this Agreement. The Units are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (as
                              ----------
amended, the "Securities Act," which term, as used herein, includes the rules
              --------------
and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. The terms of the Units and the Unit Agreement will require that investors that acquire Units expressly agree that Units may only be resold or otherwise transferred, after the date hereof, if such Units are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A ("Rule 144A") thereunder and in any event only to
                        ---------
"qualified purchasers" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")). The terms of the Notes and the
                       ----------------------
Indenture will require that investors that acquire Notes (including the Guarantee endorsed thereon) expressly agree that Notes (including the Guarantee endorsed thereon), may only be resold or otherwise transferred, after the date hereof, if such Notes are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A thereunder).

                  The Issuers will prepare on or before May 17, 2001, and deliver to the Initial Purchasers, copies of the Offering Memorandum describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Units. As used herein, the "Offering Memorandum" shall mean, with respect to any date or time
             -------------------
referred to in this Agreement, the Issuers' Offering Memorandum, to be dated on or before May 17, 2001, including amendments or supplements thereto, any exhibits thereto, in the most recent form that will be prepared and delivered by the Issuers to the Initial Purchasers in connection with its solicitation of offers to purchase Units. Further, any reference to the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 3) furnished by the Issuers prior to the completion of the distribution of the Units.

                  The Issuers hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1.        Representations and Warranties. Each of the Issuers, jointly
                  ------------------------------
and severally, hereby represent, warrant and covenant to each Initial Purchaser on the date hereof, on the date of delivery of the Offering Memorandum and on the Closing Date, as follows (it being understood that Newco will be deemed to represent, warrant and covenant only on the date of the delivery of the Offering Memorandum and on the Closing Date):

   (a) No Registration Required. Subject to compliance by the Initial Purchasers
       ------------------------
with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Notes are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used herein, includes the
              -------------------
rules and regulations of the Commission promulgated thereunder).

   (b) No Integration of Offerings or General Solicitation. No Issuer has,
       ---------------------------------------------------
directly or indirectly, solicited any offer to buy or offered to sell, nor will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Units in a manner that would require any of the Securities to be registered under the Securities Act. None of the Issuers, their respective affiliates (as such term is defined in Rule 501 under the Securities Act (each, an "Affiliate"), or any person acting on its or their respective
               ---------
behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has engaged or will engage, in connection with the offering of the Units, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

   (c) Eligibility for Resale under Rule 144A. The Securities are eligible for
       --------------------------------------
resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under
Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

   (d) The Offering Memorandum. The Offering Memorandum, as of its date and a
       -----------------------
Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser expressly for use in the Offering Memorandum. The Offering Memorandum, as of its date, will contain all the information specified in, and meeting the requirements of, Rule 144A. No Issuer has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Units, any offering material in connection with the offering and sale of the Units other than the Offering Memorandum.

   (e) The Purchase Agreement. This Agreement has been duly authorized, executed
       ----------------------
and delivered by, and is a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

     (f) The Registration Rights Agreement. At the Closing Date, the
         ---------------------------------
Registration Rights Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Notes (the "Exchange Notes")
                                                              --------------
to be offered in exchange for the Notes (the "Exchange Offer") and (ii) to the
                                              -----------------------
extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its best efforts to cause such registration statements to be declared effective.

     (g) The Investor Rights Agreement. At the Closing Date, the Investor Rights
         -----------------------------
Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of Nexstar and Newco, enforceable against Nexstar and Newco in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (h) The Limited Liability Company Agreement. At the Closing Date, the
         ---------------------------------------
Limited Liability Company Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of Nexstar and Newco, enforceable against Nexstar and Newco in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (i) Authorization of the Units.  Each of the Issuers has duly authorized
         --------------------------
the issuance of the Notes (including the Guarantee endorsed thereon) and the Common Shares as a Unit.

     (j) Authorization of the Common Shares. The Common Shares to be purchased
         ----------------------------------
by the Initial Purchasers from Newco have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by Newco pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

     (k) Authorization of Class D Interests. The Class D Interests of Nexstar
         ----------------------------------
has been duly authorized for issuance by Nexstar and, when delivered to and paid for by Newco, will be validly issued, fully paid and non-assessable and free of preemptive rights; the Class D Interests are in the form contemplated by the Limited Liability Company Agreement; no holder of the Class D Interests will be subject to personal liability with respect to the obligations of Nexstar by reason of being such a holder.

     (l) Authorization of the Notes, the Guarantee and the Exchange Notes.
         ----------------------------------------------------------------

          (i) The Notes to be purchased by the Initial Purchasers from the Company will be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and at the Closing Date the Indenture will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

          (ii) The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.

          (iii) The Guarantee of the Notes is in the form contemplated by the Indenture, has been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Guarantor and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute a valid and binding agreement of the Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

     (m) Authorization of the Indenture. The Indenture has been duly authorized
         ------------------------------
by the Company and the Guarantor, and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantor, and will, when executed by the Trustee, constitute a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (n) Authorization of the Unit Agreement. The Unit Agreement has been duly
         -----------------------------------
authorized by the Issuers, and, at the Closing Date, will have been duly executed and delivered by the Issuers, and will, when executed by the Unit Agent, constitute a valid and binding agreement of the Issuers and, enforceable against the Issuers in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (o) Description of the Securities and the Indenture. The Notes, the
         -----------------------------------------------
Exchange Notes, the Guarantee of the Notes, the Units, the Common Stock (including the Common Shares), the equity interests in Nexstar (including the Class D Interests), the Investor Rights Agreement, the Limited Liability Company Agreement and the Indenture will conform in all material respects to the respective statements relating thereto to be contained in the Offering Memorandum.

     (p) No Material Adverse Change. Except as otherwise will be disclosed in
         --------------------------
the Offering Memorandum, subsequent to the respective dates as of which information will be given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of any Issuer or their respective subsidiaries (any such change is called a "Material Adverse Change");
                                                      -----------------------
(ii) none of the Issuers or their respective subsidiaries have incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by any Issuer or, except for dividends paid to such Issuer, its respective subsidiaries on any class of capital stock or repurchase or redemption by the Issuers, or their respective subsidiaries of any class of capital stock.

     (q) Independent Accountants. PricewaterhouseCoopers LLP and Ernst & Young
         -----------------------
LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) included in the Offering Memorandum are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

     (r) Preparation of the Financial Statements. The financial statements,
         ---------------------------------------
together with the related schedules and notes, to be included in the Offering Memorandum will present fairly the consolidated financial position of the Company and its respective subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data to be set forth in the Offering Memorandum under the captions "Offering Memorandum Summary--Summary Historical and Pro Forma Condensed Consolidated Financial Data" and "Selected Historical Consolidated Financial Data" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma consolidated, condensed financial statements of the Issuers and their respective subsidiaries and the related notes thereto included under the caption "Offering Memorandum Summary--Summary Historical and Pro Forma Condensed Consolidated Financial Data", "Unaudited Pro Forma Consolidated Financial Statements" and elsewhere in the Offering Memorandum will present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, except that Adjusted EBITDA and broadcast cash flow are not within the scope of the Commission's guidelines, and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

     (s) Incorporation and Good Standing of the Issuers and their Respective
         -------------------------------------------------------------------
Subsidiaries. Each of the Issuers and their respective subsidiaries has been
------------
duly incorporated or formed, as applicable, and is
validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of each Issuer, to enter into and perform their respective obligations under each of this Agreement, the Registration Rights Agreement, the Unit Agreement, the Investor Rights Agreement, the Securities, the Exchange Notes and the Indenture. Each of the Issuers and their respective subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or LLC interests, as applicable, of the Issuers and each subsidiary of the Issuers has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the applicable Issuer, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Issuers do not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule II
                                                                  -----------
hereto.

     (t) Capitalization and Other Capital Stock Matters. At March 31, 2001, on a
         ----------------------------------------------
consolidated basis, after giving pro forma effect to the issuance and sale of the Units pursuant hereto, the Company would have an authorized and outstanding capitalization to be set forth in the Offering Memorandum under the caption "Capitalization" (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans to be described in the Offering Memorandum or upon exercise of outstanding options or warrants described in the Offering Memorandum). All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of Newco. All of the issued and outstanding equity interests of Nexstar (including the Class D Interests) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding equity interests of Nexstar (including the Class D Interests) were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of Nexstar. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital equity of either of Newco or Nexstar or any of their subsidiaries other than those to be accurately described in the Offering Memorandum. The description of Nexstar's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, to be set forth in the Offering Memorandum accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (u) Assets, Liabilities and Business Activities of Newco. Newco's sole
         ----------------------------------------------------
assets are the Class D Interests, and Newco's sole permitted activity is to hold, or to engage in activities related to or necessitated by the holding of, such Class D Interests. Newco has no liabilities.

     (v) Non-Contravention of Existing Instruments; No Further Authorizations or
         -----------------------------------------------------------------------
Approvals Required. None of the Issuers, nor any of their respective
------------------
subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default")
                                                                   -------
under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which any Issuer or their respective subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company's $72.0 million, six-year revolving credit facility, $110.0 million, six-year term loan facility, and the Bastet Group's $43.0 million, six-year revolving credit facility), or to which any of the property or assets of the Issuers or any of their respective subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not,
                   -------------------
individually or in the aggregate, result in a Material Adverse Change. The Issuers' execution, delivery and performance, as applicable, of this Agreement, the Registration Rights Agreement, the Investor Rights Agreement and the Indenture, and the issuance and delivery of the Securities or the Exchange Notes and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws or operation agreement, as applicable, of any of the Issuers or any of their respective subsidiaries, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Issuers or their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Issuers or any of their respective subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Issuers' execution, delivery and performance, as applicable, of this Agreement, the Registration Rights Agreement, the Investor Rights Agreement, the Limited Liability Company Agreement, the Unit Agreement or the Indenture, or the issuance and delivery of the Securities or the Exchange Notes or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Issuers and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws with respect to the obligations under the Registration Rights Agreement, or any FCC (as defined below) approvals required in connection with the proposed Reorganization.

     (w) No Material Actions or Proceedings. There are no legal or governmental
         ----------------------------------
actions, suits or proceedings pending or, to the best of the Issuers' knowledge, threatened against or affecting any of the Issuers or their respective subsidiaries, which has as the subject thereof any property owned or leased by the Issuers or their respective subsidiaries, where in any such case there is a reasonable possibility that such action, suit or proceeding might be determined adversely to any Issuer or any such subsidiary and any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Issuers' or their respective subsidiaries, exists or, to the best of the Issuers' knowledge, is threatened or imminent.

     (x) Intellectual Property Rights. Except as otherwise disclosed in the
         ----------------------------
Offering Memorandum, the Issuers and their respective subsidiaries, or Bastet or Mission, own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct
                ----------------------------
their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. No Issuer or any of their respective subsidiaries, or Bastet or Mission, has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

     (y) All Necessary Permits, etc. Each of the Issuers and their respective
         --------------------------
subsidiaries possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and none of the Issuers or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

     (z) FCC Licenses.
         ------------

          (i) The Company or its respective subsidiaries, or Bastet or Mission, hold such validly issued Federal Communications Commission ("FCC") licenses and
                                                             ---
authorizations as are necessary to operate their respective television stations, which are listed on Schedule III (the "Stations"), as they are currently
                    ------------       --------
operated (collectively, the "FCC Licenses"), and each such FCC License is in
                             ------------
full force and
effect. The FCC Licenses of the Company or its subsidiaries, or Bastet or Mission, are listed on Schedule III, and each of such FCC Licenses has the
                       ------------
expiration date indicated on Schedule III.
                             ------------

          (ii) The Company has no knowledge of any condition imposed by the FCC as part of any FCC License, which condition is neither set forth on the face thereof as issued by the FCC nor contained in the rules and regulations of the FCC applicable generally to stations of the type, nature, class or location of the Station in question. Each Station has been and is being operated in all material respects in accordance with the terms and conditions of the FCC Licenses applicable to it and the rules and regulations of the FCC and the Communications Act of 1934, as amended (the "Communications Act").
                                             ------------------

          (iii) No proceedings are pending or are threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to any Station or its operation, other than any matters which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change and proceedings affecting the television broadcasting industry in general.

          (iv)  All reports, applications and other documents required to be filed by the Company and its respective subsidiaries, or Bastet or Mission, with the FCC with respect to the Stations have been timely filed, and all such reports, applications and documents are true, correct and complete in all respects, except where the failure to make such timely filing or any inaccuracy therein could not reasonably be expected to result in a Material Adverse Change, and the Company has no knowledge of any matters that could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition on any Issuer or any of their respective subsidiaries, or Bastet or Mission, of any material fines or forfeitures by the FCC, or which could reasonably be expected to result in the revocation, rescission, reversal or modification of any Station's authorization to operate as currently authorized under the Communications Act and the policies, rules and regulations of the FCC.

          (v) There are no unsatisfied or otherwise outstanding citations issued by the FCC with respect to any Station or its operations.

     (aa) Condition of Stations. All of the material properties, equipment and
          ---------------------
systems of the Issuers or their respective subsidiaries, or Bastet or Mission, and the Stations owned and/or operated by them are, and all material properties, equipment and systems to be added in connection with any contemplated Station expansion or construction will be, in condition which is sufficient for the operation thereof in accordance with past practice of the Station in question and are and will be in compliance with all applicable standards, rules or requirements imposed by (a) any governmental agency or authority including without limitation the FCC and (b) any FCC License, in each case except where such noncompliance could not reasonably be expected to result in a Material Adverse Change.

     (bb) Title to Properties. The Issuers and each of their respective
          -------------------
subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1 above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by such Issuer or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Issuers or any of their respective subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by such Issuer or such subsidiary.

     (cc) Tax Law Compliance. The Issuers and their consolidated subsidiaries
          ------------------
have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. Each Issuer has made adequate charges, accruals and reserves in the applicable financial statements referred to in
Section 1 above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Issuers and any of its consolidated subsidiaries has not been finally determined.

     (dd)  Issuers Not an "Investment Company"
           ----------------------------------

          (i) Each Issuer has been advised of the rules and requirements under the Investment Company Act. No Issuer is, or after receipt of payment for the Securities will be, an "investment company" within the meaning of Investment Company Act, and each Issuer will conduct its business in a manner so that it will not become subject to the Investment Company Act.

          (ii) Each Issuer reasonably believes that based on the procedures it has put in place to ensure that all purchasers and transferees of the Units are and will be "qualified purchasers" for the purposes of the Investment Company Act ("Qualified Purchasers") and "qualified institutional buyers" within the meaning of Rule 144A ("Qualified Institutional Buyers"), and the sale of the Units hereunder and the subsequent transfers of the Units will only be made to Qualified Institutional Buyers that are Qualified Purchasers as set forth above.

          (iii) No Issuer shall offer the Securities in its own or any affiliated participant-directed Plan.

          (iv) Each Issuer shall cause the CUSIP numbers associated with the Units and all third-party vendor screens (including those maintained by Bloomberg, L.P. and The Depository Trust Company) to include appropriate legends regarding the purchase restrictions in respect of Rule 144A under the Securities Act and Section 3(c)(7) of the Investment Company Act and shall provide the relevant information vendors with information regarding the Units applicable to such restrictions.

          For the purposes hereof, (a) "Plan" means an ERISA Plan or any other "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to the provisions of Section 4975 of the Code, or any entity whose underlying assets include the assets of such plan and (b) "ERISA Plan" means an "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) which is subject to the provisions or Title I of ERISA, or any entity whose underlying assets include the assets of any such plan.

     (ee) Insurance. Except as set forth on Schedule 1(ee), Each of the Issuers and their respective subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Issuers and their respective subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Issuers have no reason to believe that it they any of their respective subsidiaries will not be able (i) to renew their existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their business as now conducted and at a cost that would not result in a Material Adverse Change. None of the Issuers or any of their respective subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

     (ff) No Price Stabilization or Manipulation. No Issuer has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

          (gg) Company's Accounting System. The Company maintains a system of
               ----------------------------
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (hh) ERISA Compliance. Except as otherwise will be disclosed in the
               ----------------
Offering Memorandum, the Issuers, their respective subsidiaries and any "employee benefit plan" (as defined under ERISA) established or maintained by the Issuers or their respective subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA
                                                                       -----
Affiliate" means, with respect to the Issuers or any of their respective
---------
subsidiaries, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which such Issuers or such
                                           ----
subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Issuers or their respective subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Issuers, their respective subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). None of the Issuers, their respective subsidiaries or any of their ERISA Affiliates have incurred or reasonably expect to incur any liability under Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Issuers, their respective subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

                  Any certificate signed by an officer of any of the Issuers and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by such Issuer such Issuer to the Initial Purchasers as to the matters set forth therein.

SECTION 2.        Purchase, Sale and Delivery of the Units.
                  ----------------------------------------

     (a) The Units. The Issuers agree to issue and sell to the several Initial
         ---------
Purchasers, severally and not jointly, all of the Units upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agrees, to purchase from the Issuers the number of Units set forth opposite their names on Schedule I, at a purchase price equal to
                                  ----------
$521.80 per Unit payable on the Closing Date.

     (b) The Closing Date. Delivery of certificates for the Units in definitive
         ----------------
form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Latham & Watkins, 885 Third Avenue, New York, New York (or such other place as may be agreed to by the Issuers and the Initial Purchaser) at 9:00 a.m. New York City time, on May 17, 2001 or such other time and date as the Initial Purchasers shall designate by notice to the Issuers (the time and date of such closing are called the "Closing Date"). Each Issuer hereby
                                              ------------
acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Issuers or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 16.

     (c) Delivery of the Units. The Issuers shall deliver, or cause to be
         ---------------------
delivered, to the Initial Purchaser certificates for the Units on the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Units shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchaser may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchaser.

     (d) Delivery of Offering Memorandum to the Initial Purchasers. Not later
         ---------------------------------------------------------
than 12:00 noon on Thursday, May 17, 2001, the Issuers shall deliver or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

     (e) Initial Purchaser as Qualified Purchaser. Each Initial Purchaser,
         ----------------------------------------
severally and not jointly, represents and warrants to, and agrees with, the Issuers that it is a Qualified Institutional Buyer within the meaning of Rule 144A, an "accredited investor" within the meaning of Rule 501 under the Securities Act and a Qualified Purchaser.

     (f) Resale of Securities. Each Initial Purchaser, severally and not
         --------------------
jointly, represents and warrants to, and agrees with, the Issuers that: (i) it will offer and sell the Units only to persons (A) who (x) it reasonably believes are Qualified Institutional Buyers in transactions meeting the requirements of Rule 144A and (y) are Qualified Purchasers, (B) who are not broker-dealers that own and invest on a discretionary basis less than $25,000,000 in securities of issuers that are not affiliated persons of the dealer, (C) who are purchasing the Units for their own account or, in the case of the Units sold to Qualified Institutional Buyers, the account of another Qualified Purchaser that is also a Qualified Institutional Buyer as to which the purchaser exercises sole investment discretion, (D) who are (and who represent that any such account is) acquiring the Units as principal for its own account for investment and not for sale in connection with any distribution thereof, (E) who were not (and who represent that any such account was not) formed solely for the purpose of investing in the Units (except when each beneficial owner of the purchaser and each such account is a Qualified Purchaser), (F) who have received (and who represent that each such account has received), to the extent the purchaser (or any account for which it is purchasing the Units) is a private investment company formed before April 30, 1996, the necessary consent from its beneficial owners, (G) who are not (and who represent that any such account is not) pension, profit sharing or other retirement trust funds or plans in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made and (H) who are (and who represent that each such account is) purchasing the Units in an initial principal amount of not less than $250,000 for the purchaser and each such account; (ii) it will only offer and sell the Unit in such minimum denominations; (iii) it will provide, or cooperate to provide, its customers that purchase the Units with notice of the Issuers' reliance on Section 3(c)(7) of the Investment Company Act; (iv) it will cooperate and assist in the proper dissemination of notices and periodic reports delivered by the Issuers to the Holders of the Units under the Indenture; (v) it will notify the Issuers and the relevant information vendors if it discovers that the legends on the third-party vendor screens relating to the Units are missing, inaccurate or incomplete; (vi) it will take reasonable steps to cause all "confirms" of trades of the Units to contain a CUSIP number that has a "fixed field" attached which contains "3c7" and "144A" indicators; (vii) it will take reasonable steps to cause its internal database and other systems to notify all of its personnel responsible for settling transactions involving the Units of the Issuers' reliance on Section 3(c)(7) of the Investment Company Act; and
(viii) it will cause any website relating to the Units and maintained by it to contain a password protected system that permits access only to Persons who certify that they are, or were at the time they acquired the Units, Qualified Purchasers.

SECTION 3.  Additional Covenants. The Issuers, jointly and severally, further
            --------------------
covenant and agree with the Initial Purchasers as follows:

      (a) Initial Purchasers' Review of Proposed Amendments and Supplements.
          -----------------------------------------------------------------
Prior to amending or supplementing the Offering Memorandum, the Issuers shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Issuers shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

     (b) Amendments and Supplements to the Offering Memorandum and Other
         ---------------------------------------------------------------
Securities Act Matters. If, prior to the completion of the placement of the
----------------------
Units by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers jointly and severally agree to promptly prepare (subject to Section 3 hereof), and furnish at their own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

          Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of its affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of
Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and the information required to be provided to the Trustee pursuant to the Indenture.

          The Issuers hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

     (c) Copies of the Offering Memorandum. The Issuers agree to furnish the
         ---------------------------------
Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as it shall have reasonably requested.

     (d) Blue Sky Compliance. The Issuers shall cooperate with the Initial
         -------------------
Purchasers and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Issuers shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Issuers will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Issuers shall use their respective best efforts to obtain the withdrawal thereof at the earliest possible moment.

     (e) Use of Proceeds. The Issuers shall apply the net proceeds from the sale
         ---------------
of the Units sold by it in the manner to be described under the caption "Use of Proceeds" in the Offering Memorandum.

     (f) The Depositary. The Issuers will cooperate with the Initial Purchasers
         --------------
and use their respective best efforts to permit the Units to be eligible for clearance and settlement through the facilities of the Depositary.

     (g) Additional Issuer Information. Additionally, at any time when any
         -----------------------------
Issuer is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, the Issuers shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information ("Additional
                                                                 -----------
Issuer Information") satisfying the requirements of subsection of Rule 144A.
-------------------

     (h) Future Reports to the Initial Purchasers. For so long as any Exchange
         ----------------------------------------
Notes remain outstanding, the Issuers will furnish to Banc of America Securities LLC (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity (or member's equity, as applicable) and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by any of the Issuers with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication any Issuer mailed generally to holders of its capital equity or debt securities (including the holders of the Securities).

     (i) No Integration. Each Issuer agrees that it will not and will cause its
         --------------
Affiliates not to make any offer or sale of securities of such Issuer of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of the sale of the Units by the Issuers to the Initial Purchaser, (i) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (ii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A thereunder or otherwise.

     (j) Legended Securities. Each certificate for a Unit, Note or Common Share
         -------------------
will bear the respective legend to be contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

     (k) PORTAL. The Issuers will use their respective best efforts to cause
         ------
such Securities to be eligible for the National Association of Securities Dealers, Inc. PORTAL market (the "PORTAL market").
                                 ---------------

               Banc of America Securities LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the any Issuer of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4.     Payment of Expenses. The Issuers agree to pay all costs, fees and
               -------------------
expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, all expenses incident to the issuance and delivery of the Units (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Units to the Initial Purchaser, (iii) all fees and expenses of the Issuers' counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the Unit Agreement, the Investors Rights Agreement and the Securities, all filing fees, attorneys' fees and expenses incurred by the Issuers or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Units for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Notes and the Exchange Notes, (vii) any fees payable in connection with the rating of the Notes or the Exchange Notes with the ratings agencies and the listing of the Securities with the PORTAL market,
(viii) any filing fees incident to the review by the National

Association of Securities Dealers, Inc., if any, of the terms of the sale of the Securities or the Exchange Notes, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers in connection with approval of the Securities by the Depositary for "book-entry" transfer, and the performance by the Issuers of their respective obligations under this Agreement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The
           -------------------------------------------------------
obligations of the Initial Purchasers to purchase and pay for the Units as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuers set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Issuers of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

     (a) Accountants' Comfort Letter. On the Closing Date, the Initial
         ---------------------------
Purchasers shall have received from each of PricewaterhouseCoopers LLP, independent public or certified public accountants for the Issuers, and Ernst & Young LLP, independent auditors with respect to KTAL-TV, Inc., a letter dated such date addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to the Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Offering Memorandum.

     (b) No Material Adverse Change or Ratings Agency Change.  For the period
         ---------------------------------------------------
from and after the date of this Agreement and prior to the Closing Date:

                           (i) in the reasonable judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and

                           (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of any of the Issuers or their respective subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

     (c) Financial Information. The preliminary financial statements provided by
         ---------------------
the Company to the Initial Purchasers on the date hereof, a copy of which are attached hereto as Attachment A, together with the related schedules and notes,
                   ------------
shall not be materially different, in the reasonable judgment of the Initial Purchasers, from the financial statements, together with the related schedules and notes, included in the Offering Memorandum, as of its date.

     (d) Reorganization. On the Closing Date, the Issuers shall have covenanted
         --------------
to complete the Reorganization.

     (e) Opinion of Counsel for the Issuers. On the Closing Date, the Initial
         ----------------------------------
Purchasers shall have received the favorable opinion of Kirkland & Ellis, counsel for the Issuers, dated as of such Closing Date, the form of which is attached as Exhibit A.
            ---------

     (f) Opinion of Regulatory Counsel for the Company. On the Closing Date,
         ---------------------------------------------
the Initial Purchasers shall have received the favorable opinions of Arter & Hadden LLP, special regulatory counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B.
                                       ---------

     (g) Opinion of Counsel for the Initial Purchasers. On the Closing Date the
         ---------------------------------------------
Initial Purchasers shall have received the favorable opinion of Latham & Watkins, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

     (h) Officers' Certificate. On the Closing Date the Initial Purchasers shall
         ---------------------
have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President and the Chief Financial Officer or Chief Accounting Officer of each Issuer, dated as of the Closing Date, to the effect set forth in subsection (b) (ii) of this Section 5, and further to the effect that:

                           (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

                           (ii) the representations and warranties of such Issuer set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

                           (iii)  such Issuer has complied with all the
                           agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (i)      PORTAL Listing. At the Closing Date the Securities shall have
                   --------------
been designated for trading on the PORTAL market.

          (j)      Registration Rights Agreement. The Company shall have entered
                   -----------------------------
into the Registration Rights Agreement, and the Initial Purchasers shall have received executed counterparts thereof.

          (k)      Indenture. The Company, the Guarantor, Bastet, Mission and
                   ---------
the Trustee shall have entered into the Indenture, and the Initial Purchasers shall have received an executed copy thereof.

          (l)      Unit Agreement. The Issuers and the Unit Agent shall have
                   --------------
entered into the Unit Agreement, and the Initial Purchasers shall have received an executed copy thereof.

          (m) Investor Rights Agreement. Nexstar and Newco shall have entered into the Investor Rights Agreement, and the Initial Purchasers shall have received an executed copy thereof.

          (n)      Limited Liability Company Agreement. Nexstar, Newco and the
                   -----------------------------------
other members of Nexstar shall have entered into the Limited Liability Company Agreement, and the Initial Purchasers shall have received an executed copy thereof.

          (o)      Reimbursement Agreement. Nexstar and Newco shall have entered
                   -----------------------
into a reimbursement agreement, dated as of the Closing Date, providing for the reimbursement by Nexstar to Newco of expenses incurred in connection with Newco's holding the Class D Interests, and the Initial Purchasers shall have received an executed copy thereof.

          (p)      Additional Documents. On or before the Closing Date, the
                   --------------------
Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Units as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

          (q)      Execution by Newco. On the Closing Date, Newco shall have
                   ------------------
entered into this Agreement by executing a supplemental signature page hereto, and the Initial Purchasers shall have received an executed copy thereof.

                  If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Issuers at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

SECTION 6.   Reimbursement of Initial Purchasers' Expenses. If this Agreement is
             ---------------------------------------------
terminated by the Initial Purchasers pursuant to Section 5, or if the sale to the Initial Purchasers of the Units on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or to comply with any provision hereof, each of the Issuers agrees, jointly and severally, to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7.   Offer, Sale and Resale Procedures. Each of the Initial Purchasers,
             ---------------------------------
on the one hand, and each Issuer, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the
Units:

             (A) Offers and sales of the Units will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers and Qualified Purchasers.

             (B) The Units will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Units.

             (C) Upon original issuance by the Issuers, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Units (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear the following legend:

"THE SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT") OR THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES IN RESPECT OF WHICH THIS SECURITY HAS BEEN ISSUED, AGREES FOR THE BENEFIT OF THE ISSUER THAT THE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $250,000 FOR THE PURCHASER AND FOR EACH ACCOUNT FOR WHICH IT IS ACTING, TO A PURCHASER AND, AS APPLICABLE, EACH ACCOUNT FOR WHICH SUCH PURCHASER IS ACTING, THAT (1) IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(C)(7) OF THE INVESTMENT COMPANY ACT, (2) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE PURCHASER AND EACH SUCH ACCOUNT IS A QUALIFIED PURCHASER), (3) HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE PURCHASER OR SUCH ACCOUNT IS A PRIVATE INVESTMENT COMPANY FORMED BEFORE APRIL 30, 1996, (4) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN

SECURITIES OF UNAFFILIATED ISSUERS AND (5) IS NOT A PENSION, PROFIT SHARING OR OTHER RETIREMENT TRUST FUND OR PLAN IN WHICH THE PARTNERS, BENEFICIARIES OR PARTICIPANTS, AS APPLICABLE, MAY DESIGNATE THE PARTICULAR INVESTMENTS TO BE MADE, AND IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS SECURITY WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN, IN THE INDENTURE AND IN THE UNIT AGREEMENT TO ITS TRANSFEREE. IN ADDITION TO THE FOREGOING, THE ISSUERS MAINTAIN THE RIGHT TO PURCHASE OR FORCE THE RESALE OF ANY SECURITIES PREVIOUSLY TRANSFERRED TO NON-PERMITTED HOLDERS (AS DEFINED IN THE UNIT AGREEMENT) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE UNIT AGREEMENT."

         Following the sale of the Units by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by non-Affiliates of the Initial Purchasers.

SECTION 8.   Indemnification.
             ----------------

      (a) Indemnification of the Initial Purchaser. The Issuers, jointly and
          ----------------------------------------
severally, agree to indemnify and hold harmless the Initial Purchaser, its directors, officers and employees, and each person, if any, who controls each Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuers), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any failure of any Issuer to perform its obligations hereunder or under law; or (iii) any act or failure to act or any alleged act or failure to act by such Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause above; provided that the Issuers shall not be liable under this clause (iii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such controlling person for reasonable expenses (including the reasonable fees and disbursements of counsel chosen by the Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers for use in the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that the Issuers may otherwise have.

     (b) Indemnification of the Issuers, their Directors and Officers. Each
         ------------------------------
Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuers and each of their respective directors and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which any Issuer or any such director, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers expressly for use therein; and to reimburse any such Issuer or any such director or controlling person for any legal and other expenses reasonably incurred by any such Issuer or any such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Issuers hereby acknowledge that the only information that the Initial Purchasers have furnished to the Issuers expressly for use in the Offering Memorandum (or any amendment or supplement thereto) are the statements referenced on Schedule IV, which Schedule IV shall
                                          -----------        -----------
be attached to this Agreement on the date of the Offering Memorandum and shall be part of this Agreement as if attached to this Agreement on the date hereof); and each Initial Purchaser confirms that such statements are correct. The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

     (c) Notifications and Other Indemnification Procedures. Promptly after
         --------------------------------------------------
receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Section 8 and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (d) Settlements. The indemnifying party under this Section 8 shall not be
         -----------
liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8 hereof, the indemnifying party agrees that (i) it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SECTION 9.  Contribution.
            -------------

            If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Units pursuant to this Agreement or (ii) if the allocation provided by clause above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Units pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Units pursuant to this Agreement (before deducting expenses) received by the Issuers, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Units. The relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuers, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9;

provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 for purposes of indemnification.

        The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

        Notwithstanding the provisions of this Section 9, the Initial
Purchaser shall not be required to contribute any amount in excess of the discount received by the Initial Purchaser in connection with the Units distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names on Schedule I. For purposes of this Section 9, each
                              ----------
director, officer and employee of the Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of an Issuer, and each person, if any, who controls an Issuer with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Issuer.

SECTION 10.   Termination of this Agreement. Prior to the Closing Date, this
              -----------------------------
Agreement may be terminated by the Initial Purchasers by notice given to the Issuers if at any time (i) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on any such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the reasonable judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Units in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the reasonable judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or the Issuer or their respective subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Issuers or their respective subsidiaries regardless of whether or not such loss shall have been insured. Any termination pursuant to this
Section 10 shall be without liability on the part of (A) the Issuers to any Initial Purchaser, except that the Issuers shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 4 and, in the case of clause (iv) above, Section 6 hereof, (B) any Initial Purchaser to the Issuers, or (c) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 11.   Representations and Indemnities to Survive Delivery. The
              ---------------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Issuers, of their respective officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, any Issuer or any of their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Units sold hereunder and any termination of this Agreement.

SECTION 12.   Notices. All communications hereunder shall be in writing and
              -------
shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

         Banc of America Securities LLC
         9 West 57/th/ Street, 31/st/ Floor
         New York, NY 10019
         Facsimile: 212-583-8324
         Attention: High Yield Capital Markets

   with a copy to:

         Latham & Watkins
         885 Third Avenue, Suite 1000
         New York, NY 10022
         Facsimile: 212-751-4864
         Attention: Gregory Ezring, Esq.

If to any Issuer:

         Nexstar Finance, L.L.C.
         200 Abington Executive Park, Suite 201
         Clarks Summit, PA 18411
         Facsimile: 570-586-8745
         Attention: Shirley Green

with a copy to:

         Kirkland & Ellis
         153 East 53/rd/ Street
         New York, NY 10022
         Facsimile: (212) 446-4900
         Attention: Joshua N. Korff, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 13.    Successors. This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Units as such from the Initial Purchasers merely by reason of such purchase.

SECTION 14.    Partial Unenforceability. The invalidity or unenforceability of
               ------------------------
any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 15.    Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND
               ------------------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

SECTION 16.    Consent to Jurisdiction. Any legal suit, action or proceeding
               -----------------------
arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in
         -------------------
the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and
                                                       ----------------
each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of
          ----------------
such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 17.    Default of One or More of the Several Initial Purchasers. If any
               --------------------------------------------------------
one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Units that such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Units to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Units set forth opposite their respective names on Schedule I bears to
                                                             ----------
the aggregate number of Units set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Units that such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Units and the aggregate number of Units with respect to which such default occurs exceeds 10% of the aggregate number of Units to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Issuers for the purchase of such Units are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case, either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

               As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 10. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18.    General Provisions. This Agreement constitutes the entire
               ------------------
agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

SECTION 19.    Supercedes Prior Purchase Agreement. This Agreement supercedes in
               -----------------------------------
its entirety that certain Purchase Agreement dated May 1, 2001 entered into among the parties (the "May 1 Agreement"). No party hereunder shall have any
                        ---------------
obligations arising under the May 1 Agreement.

               If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Issuers the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.


                                      Very truly yours,


                                      Nexstar Finance Holdings, L.L.C.
                                      Nexstar Finance Holdings, Inc.



                                      By: /s/ Shirley Green
                                          -------------------------------------
                                          Name:
                                          Title:

                                      Nexstar Broadcasting Group, L.L.C.



                                      By: /s/ Shirley Green
                                          -------------------------------------
                                          Name:
                                          Title:

                                       Nexstar Equity Corp.



                                       By: /s/ Shirley Green
                                           ------------------------------------
                                           Name:
                                           Title:

               The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.


Banc of America Securities LLC
Barclays Capital Inc.

By:  Banc of America Securities LLC


By: /s/ Marc Birenbaum
    ---------------------------------
    Name: Marc Birenbaum
    Title: Vice President

                                  SCHEDULE I

                                                              Number of Units
 Initial Purchaser                                            to be Purchased

 Banc of America Securities LLC ...........................        33,289
 Barclays Capital Inc......................................         3,699

          Total............................................        36,988

                                  SCHEDULE II
                                 Subsidiaries

Nexstar Finance, L.L.C.
Nexstar Finance, Inc.
Entertainment Realty Corporation
Nexstar Broadcasting Group, Inc.
Nexstar Broadcasting of Abilene, L.L.C.
Nexstar Broadcasting of Beaumont/Port Arthur, L.L.C.
Nexstar Broadcasting of Champaign, L.L.C.
Nexstar Broadcasting of Erie, L.L.C.
Nexstar Broadcasting of Joplin, L.L.C.
Nexstar Broadcasting of Louisiana, L.L.C.
Nexstar Broadcasting of Midland-Odessa, L.L.C.
Nexstar Broadcasting of the Midwest, Inc.
Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.
Nexstar Broadcasting of Peoria, L.L.C.
Nexstar Broadcasting of Rochester, L.L.C.
Nexstar Broadcasting of Wichita Falls, L.L.C.

                                 SCHEDULE III

                              Port Arthur, Texas
            (Nexstar Broadcasting of Beaumont-Port Arthur, L.L.C.)

Facility Type                             Call Sign            Exp. Date
-------------                             ---------            ---------

TV Broadcast Station License              KBTV-TV              08/01/2006
TV Intercity Relay                        KB-98129             08/01/2006
TV Pickup                                 KD-4600              08/01/2006
TV Pickup                                 KE-5101              08/01/2006
Auxiliary Remote Pickup                   KKX215               08/01/2006
TV Studio Transmitter Link                KLA-89               08/01/2006
TV Pickup                                 KT-2456              08/01/2006
TV Intercity Relay                        WLD-443              08/01/2006
TV Intercity Relay                        WPNG-520             08/01/2006


                              Wichita Falls, Texas
                 (Nexstar Broadcasting of Wichita Falls, L.L.C.)

Facility Type                            Call Sign              Exp. Date
-------------                            ---------              ---------

TV Broadcast Station License             KFDX-TV                08/01/2006
Auxiliary Low Power System               BLP00464               08/01/2006
TV Pickup                                KB-55270               08/01/2006
Auxiliary Remote Pickup                  KLB-725                08/01/2006
TV Pickup                                KJ-3525                08/01/2006


                                 Midland, Texas
                (Nexstar Broadcasting of Midland-Odessa, L.L.C.)

Facility Type                             Call Sign             Exp. Date
-------------                             ---------             ---------

TV Broadcast Station License              KMID                  08/01/2006
TV Translator Station License             K12FM                 08/01/2006
TV Pickup                                 KB-96686              08/01/2006
TV Studio Transmitter Link                KKR-61                08/01/2006
TV Studio Transmitter Link                KLB-45                08/01/2006
TV Studio Transmitter Link                WHG-362               08/01/2006
TV Intercity Relay                        WLE-628               08/01/2006
TV Intercity Relay                        WLE-644               08/01/2006
TV Intercity Relay                        WLF-217               08/01/2006
Weather Radar Station                     WPMY-327              03/25/2004

                                     III-1

                                 Abilene, Texas
                    (Nexstar Broadcasting of Abilene, L.L.C.)

Facility Type                               Call Sign            Exp. Date
-------------                               ---------            ---------

TV Broadcast Station License                KTAB-TV              08/01/2006
Receive-Only Earth Station                  E8009                11/16/2004
Business Radio                              KA-51599             04/17/2004
TV Pickup                                   KS-5717              08/01/2006
Business Radio                              WGA-708              04/17/2004
TV Studio Transmitter Link                  WGH-906              08/01/2006
Business Radio                              WZJ-613              04/17/2004

                                Texarkana, Texas
                   (Nexstar Broadcasting of Louisiana, L.L.C.)

Facility Type                               Call Sign            Exp. Date
-------------                               ---------            ---------

TV Broadcast Station License                KTAL-TV              08/01/2006
Transmit-Receive Earth Station              E940521              12/02/2004
Auxiliary Low Power Station                 BLQ-74               08/01/2006
TV Pickup                                   KA-88839             08/01/2006
Auxiliary Remote Pickup                     KLB-589              08/01/2006
Auxiliary Remote Pickup                     KLB-590              08/01/2006
Auxiliary Remote Pickup                     KLB-591              08/01/2006
TV Studio Transmitter Link                  KLS-96               08/01/2006
TV Intercity Relay                          WHB-602              08/01/2006
TV Studio Transmitter Link                  WHB-603              08/01/2006
TV Studio Transmitter Link                  WHB-604              08/01/2006
TV Intercity Relay                          WLP-781              08/01/2006
TV Intercity Relay                          WLP-782              08/01/2006


                               Rochester, New York
                   (Nexstar Broadcasting of Rochester, L.L.C.)

Facility Type                               Call Sign            Exp. Date
-------------                               ---------            ---------

TV Broadcast Station License                WROC                 06/01/2007
Receive-Only Earth Station                  E940506              09/15/2004
Transmit/Receive Earth Station              E000660              12/12/2010
TV Pickup                                   KA-4851              06/01/2007
TV Intercity Relay                          KA-6058              06/01/2007
TV Studio Transmitter Link                  KEA-91               06/01/2007
TV Pickup                                   KR-4704              06/01/2007
TV Pickup                                   KR-4705              06/01/2007
Auxiliary Remote Pickup                     WHE-925              06/01/2007
Auxiliary Remote Pickup                     WHE-926              06/01/2007

                                     III-2

                           Wilkes-Barre, Pennsylvania
           (Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.)

Facility Type                                 Call Sign           Exp. Date
-------------                                 ---------           ---------

TV Broadcast Station License                  WBRE-TV             08/01/2007
TV Translator Station License                 W24BL               07/31/2007
TV Translator Station License                 W30AN               07/31/2007
TV Translator Station License                 W51BP               07/31/2007
TV Translator Station License                 W64AL               07/31/2007
Transmit-Only Earth Station License           E910642             11/01/2001
TV Pickup                                     KA-35201            08/01/2007
TV Pickup                                     KA-35425            08/01/2007
TV Pickup                                     KA-74870            08/01/2007
Business Radio                                KB-88735            06/26/2004
TV Pickup                                     KC-62824            08/01/2007
Broadcast Auxiliary                           KF-5726             08/01/2007
R/P Base Mobile System                        KGU-973             08/01/2007
TV Studio Transmitter Link                    KGH-66              08/01/2007
TV Pickup                                     KK-4138             08/01/2007
TV Pickup                                     KL-2535             08/01/2007
TV Pickup                                     KP-4407             08/01/2007
R/P Base Mobile System                        KQB-618             08/01/2007
TV Pickup                                     KR-7688             08/01/2007
TV Pickup                                     KR-7693             08/01/2007
TV Pickup                                     KR-7771             08/01/2007
TV Pickup                                     KS-2001             08/01/2007
TV Pickup                                     KY-2899             08/01/2007
R/P Mobile                                    KY-5608             08/01/2007
TV Studio Transmitter Link                    KZO-21              08/01/2007
TV Intercity Relay                            WFW-575             08/01/2007
TV Intercity Relay                            WGI-290             08/01/2007
TV Intercity Relay                            WHB-674             08/01/2007
TV Intercity Relay                            WLI-324             08/01/2007
TV Intercity Relay                            WLI-325             08/01/2007
TV Intercity Relay                            WLI-337             08/01/2007


                               Erie, Pennsylvania
                     (Nexstar Broadcasting of Erie, L.L.C.)

Facility Type                                 Call Sign           Exp. Date
-------------                                 ---------           ---------

TV Broadcast Station License                  WJET-TV             08/01/2007
Auxiliary TV Broadcast Pickup                 KC-26079            08/01/2007
TV Intercity Relay                            WPJE-618            08/01/2007
Weather Radar Station                         WPOZ-488            09/14/2004
R/P Base Mobile System                        WSM-744             08/01/2007

                                     III-3

                              St. Joseph, Missouri
                  (Nexstar Broadcasting of the Midwest, Inc.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

TV Broadcast Station License           KQTV                   02/01/2006
TV Pickup                              KC-26093               02/01/2006
R/P Automatic Relay                    KQB-577                02/01/2006

                                Joplin, Missouri
                    (Nexstar Broadcasting of Joplin, L.L.C.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

TV Broadcast Station License           KSNF                   02/01/2006
TV Pickup                              KW-6078                02/01/2006
Business Radio                         WNKN-977               01/04/2003
Weather Radar Station                  WPMJ-419               08/12/2003

                              Terre Haute, Indiana
                  (Nexstar Broadcasting of the Midwest, Inc.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

TV Broadcast Station License           WTWO                   08/01/2005
TV Pickup                              KC-26086               08/01/2005
R/P Base Mobile System                 KLH-391                08/01/2005
Weather Radar Station                  KVB-629                03/30/2004
Broadcast Auxiliary                    KW-4107                08/01/2005
Tv Pickup                              KW-4108                08/01/2005
Tv Intercity Relay                     WHF-306                08/01/2005
Tv Intercity Relay                     WMU-968                08/01/2005
Weather Radar Station                  WPPH-816               01/06/2005

                             Springfield, Illinois
                  (Nexstar Broadcasting of Champaign, L.L.C.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

Tv Broadcast Station License           WCFN                   12/01/2005
Tv Studio Transmitter Link             WLD-973                12/01/2005

                                     III-4

                              Champaign, Illinois
                  (Nexstar Broadcasting of Champaign, L.L.C.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

TV Broadcast Station License           WCIA                   12/01/2005
Auxiliary Low Power Station            BLP00192               12/01/2005
Auxiliary Low Power Station            BLP00322               12/01/2005
Auxiliary Low Power Station            BLP00544               12/01/2005
Auxiliary Low Power Station            BLP00883               12/01/2005
Auxiliary Low Power Station            BLP00919               12/01/2005
Auxiliary Low Power Station            BLP01124               12/01/2005
Auxiliary Low Power Station            BLP01288               12/01/2005
TV Pickup                              KA-95317               12/01/2005
TV Pickup                              KC-5875                12/01/2005
Auxiliary Remote Pickup                KSD-920                12/01/2005
Auxiliary Remote Pickup                KSD-921                12/01/2005
TV Studio Transmitter Link             KSG-35                 12/01/2005
TN Intercity Relay                     KSI-74                 12/01/2005
TV Intercity Relay                     KSI-75                 12/01/2005
TV Pickup                              KW-6073                12/01/2005
TV Pickup                              KW-6074                12/01/2005
TV Intercity Relay                     WBJ-983                12/01/2005
TV Intercity Relay                     WBJ-986                12/01/2005
TV Intercity Relay                     WBJ-987                12/01/2005
TV Intercity Relay                     WBJ-988                12/01/2005
TV Intercity Relay                     WLG-233                12/01/2005
TV Intercity Relay                     WPNL-408               12/01/2005

                                Peoria, Illinois
                    (Nexstar Broadcasting of Peoria, L.L.C.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

TV Broadcast Station License           WMBD-TV                12/01/2005
TV Pickup                              KA-88843               12/01/2005
TV Pickup                              KA-88844               12/01/2005
Remote Pickup Mobile System            KS-2010                12/01/2005
TV Intercity Relay                     KSI-71                 12/01/2005
TV Intercity Relay                     KSI-72                 12/01/2005
TV Intercity Relay                     KSI-73                 12/01/2005
TV Studio Transmitter Link             KSK-48                 12/01/2005
TV Intercity Relay                     WBJ-984                12/01/2005
TV Intercity Relay                     WBJ-985                12/01/2005
TV Intercity Relay                     WLG-752                12/01/2005
TV Intercity Relay                     WMV-276                12/01/2005
__________________________

                                     III-5

                              Wichita Falls, Texas
                 (Mission Broadcasting of Wichita Falls, Inc.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

TV Broadcast Station License           KJTL                   08/01/2006
LPTV Broadcast Station License         KJBO-LP                08/01/2006
TV Translator License                  K47DK                  06/01/2006
TV Translator License                  K53DS                  06/01/2006
TV Studio Transmitter Link             WLD-942                08/01/2006
TV Studio Transmitter Link             WLJ-748                08/01/2006

                             Scranton, Pennsylvania
                          (Bastet Broadcasting, Inc.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

TV Broadcast Station License           WYOU                   08/01/2007
TV Translator License                  W19AR                  08/01/2007
TV Translator License                  W26AT                  08/01/2007
TV Translator License                  W54AV                  08/01/2007
TV Translator License                  W55AG                  08/01/2007
TV Translator License                  W60AH                  08/01/2007
TV Translator License                  W66AI                  08/01/2007
Auxiliary Low Power                    BLQ-375                08/01/2007
TV Pickup                              KA-35173               08/01/2007
TV Pickup                              KA-35174               08/01/2007
TV Pickup                              KA-35184               08/01/2007
TV Pickup                              KA-35185               08/01/2007
Auxiliary Remote Pickup                KB-97161               08/01/2007
TV Studio Transmitter Link             KGH-69                 08/01/2007
TV Intercity Relay                     KGI-49                 08/01/2007
TV Intercity Relay                     KHC-88                 08/01/2007
TV Pickup                              KO-9753                08/01/2007
Auxiliary Remote Pickup                KPH-450                08/01/2007
Auxiliary Remote Pickup                KPJ-719                08/01/2007
Auxiliary Remote Pickup                KQB-642                08/01/2007
Auxiliary Remote Pickup                KQB-643                08/01/2007
TV Intercity Relay                     WFD-523                08/01/2007
TV Studio Transmitter Link             WLL-212                08/01/2007
TV Intercity Relay                     WLO-276                08/01/2007
TV Intercity Relay                     WLO-277                08/01/2007
TV Studio Transmitter Link             WPNF-884               08/01/2007


                               Erie, Pennsylvania
                          (Bastet Broadcasting, Inc.)

Facility Type                          Call Sign              Exp. Date
-------------                          ---------              ----------

TV Broadcast Station License           WFXP                   08/01/2007

                                     III-6

TV Studio Transmitter Link             WLD-767                08/01/2007

                                     III-7

                                  SCHEDULE IV
                         Initial Purchasers Information

                                 SCHEDULE 1(ee)

Nexstar Equity Corp. intends in the ordinary course to obtain customary directors' and officers' insurance coverage.

                                 Schedule 1(ee)

                                   EXHIBIT A

                                   EXHIBIT B

                                 ATTACHMENT A

                                 Attachment-1